Exhibit 10.12.1

FIRST AMENDMENT TO THE NCR SUPPLEMENTAL PENSION PLAN FOR AT&T TRANSFERS

AMENDMENT TO THE NCR SUPPLEMENTAL PENSION PLAN FOR AT&T TRANSFERS (the “Plan”) as restated and in effect January 1, 1997 by NCR Corporation (“NCR”).

WHEREAS, the Plan was amended and restated effective January 1, 1997; and

WHEREAS, Plan was effectively closed to new participants when NCR spun off from AT&T Corp. effective January 1, 1997, and as of December 31, 2005, all eligible participants had retired from NCR except for two active employees; and

WHEREAS, NCR desires to amend the Plan to conform the eligibility requirements To the Company’s new job evaluation system that designates positions grades instead of bands effective January 1, 2006;

NOW, THEREFORE, NCR does hereby amend the Plan, effective January 1, 2006, as follows:

1. Section 2.2 Participation of ARTICLE II is hereby amended in its entirety to read as follows:

An eligible individual shall become a Participant in this Plan when he or she terminates employment with the Company at age 55 or older.

IN WITNESS WHEREOF, NCR has caused this amendment to the Plan to be executed this 27th day of February, 2006.

FOR NCR CORPORATION

By:	/s/ Christine Wallace
Christine Wallace
Senior Vice President, Human Resources